UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 17, 2026

Acadia Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2026, Acadia Realty Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), its general partner, Acadia Realty Trust, a Maryland real estate investment trust (the “Company”), and certain of the Operating Partnership’s subsidiaries as co-borrowers, entered into a Fourth Amended and Restated Credit Agreement (the “Fourth Amended and Restated Credit Facility”) with Bank of America, N.A., as administrative agent (the “Administrative Agent”), Wells Fargo Bank, National Association, M&T Bank, Truist Bank, and PNC Bank, National Association, as syndication agents, BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners, BofA Securities, Inc., Wells Fargo Securities, LLC, M&T Bank, Truist Securities, Inc. and PNC Capital Markets LLC, as joint lead arrangers, Citizens Bank, N.A, JPMorgan Chase Bank, N.A. and TD Bank, as documentation agents, and the lenders and letter of credit issuers party thereto. The Fourth Amended and Restated Credit Facility amends and restates the Third Amended and Restated Credit Agreement entered into on April 15, 2024 by and among the same parties (as amended, the “Existing Credit Facility”).

The Fourth Amended and Restated Credit Facility extends the term of the $525.0 million revolving credit facility (the “Revolving Facility”) from April 15, 2028 to April 17, 2030 (with two additional six-month extension options), which includes the capacity to issue letters of credit in an amount of up to $60.0 million. The Fourth Amended and Restated Credit Facility also provides for a new $137.5 million term loan (“Term Loan A-3”) with a maturity date of April 17, 2031 and increases the existing term loan of $400.0 million with a maturity date of April 15, 2028 to $512.5 million with a maturity date of April 17, 2031 (“Term Loan A-1” and, collectively with Term Loan A-2 (as defined below) and Term Loan A-3, the “Term Loan Facility”). Similar to the Existing Credit Facility, the Fourth Amended and Restated Credit Facility includes a term loan facility of $250.0 million with a maturity date of May 29, 2030 (“Term Loan A-2”). The Fourth Amended and Restated Credit Facility has an accordion feature to increase its capacity to up to $2.0 billion at the option of the Operating Partnership, subject to certain customary conditions.

The Company and certain subsidiaries of the Operating Partnership are the guarantors of the obligations of the Operating Partnership under the Fourth Amended and Restated Credit Facility. Prior to obtaining a credit rating of at least BBB- from S&P or Baa3 from Moody’s, each subsidiary that owns properties included in calculating compliance with financial covenants will be required to be a guarantor under the Fourth Amended and Restated Credit Facility.

Borrowings under the Revolving Facility and the Term Loan Facility will accrue interest, at the Operating Partnership’s election, at the Secured Overnight Financing Rate (“SOFR”) plus an applicable margin or at the base rate plus an applicable margin. The base rate is the highest of (i) the Federal Funds Rate plus 0.5%, (ii) the Bank of America prime rate, (iii) one month Term SOFR plus 1%, and (iv) 1%. The applicable margin is a percentage per annum based on (i) a pricing level determined by the Company’s leverage ratio, or (ii) a pricing level determined by the Company’s debt ratings if the Operating Partnership makes an irrevocable credit rating election after obtaining a credit rating of at least BBB- from S&P or Baa3 from Moody’s. As of the closing date, (i) for the revolving credit facility, the applicable margin for SOFR loans was 1.00% and the applicable margin for base rate loans was 0.00%, (ii) for Term Loan A-1 and Term Loan A-3, the applicable margin for SOFR loans was 1.15% and the applicable margin for base rate loans was 0.15% and (iii) for Term Loan A-2, the applicable margin for SOFR loans was 1.20% and the applicable margin for base rate loans was 0.20%.

The Operating Partnership has the right to terminate or reduce unused commitments under any facility without penalty or premium.

The Fourth Amended and Restated Credit Facility is subject to compliance with a number of customary restrictive covenants, including financial covenants. The Fourth Amended and Restated Credit Facility also includes certain limitations on dividend payouts and distributions, and other customary affirmative and negative covenants.

The above summary of the Fourth Amended and Restated Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Credit Facility, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amended and Restated Credit Agreement, dated as of April 17, 2026, by and among Acadia Realty Limited Partnership, certain subsidiaries of Acadia Realty Limited Partnership, Acadia Realty Trust, and Bank of America, N.A., as administrative agent, Wells Fargo Bank, National Association, M&T Bank, Truist Bank, and PNC Bank, National Association, as syndication agents, BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners, BofA Securities, Inc., Wells Fargo Securities, LLC, M&T Bank, Truist Securities, Inc. and PNC Capital Markets LLC, as joint lead arrangers, Citizens Bank, N.A, JPMorgan Chase Bank, N.A. and TD Bank, as documentation agents, and the lenders and letter of credit issuers party thereto

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated:	(Registrant)
April 20, 2026
	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Executive Vice President and Chief Financial Officer